UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 13, 2009

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2009, the Compensation Committee of the Board of Directors of Great Lakes Dredge & Dock Corporation amended and restated the Great Lakes Dredge & Dock Company, LLC (the “Company”) Annual Cash Bonus Plan (the “Bonus Plan”), effective as of January 1, 2009.  The revisions to the Bonus Plan amend the Holiday Bonus Program, Performance Bonus Program and Senior Management Bonus Program.

The Senior Management Bonus Program is the only program under the Bonus Plan in which the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and Senior Vice Presidents are eligible to participate.  Pursuant to the Senior Management Bonus Program, the Chief Executive Officer and Chief Operating Officer are eligible to receive 35%, 70% or 140% of his or her annual salary if the Company achieves 90%, 100% or 120%, respectively, of its annual budgeted dredging EBITDA.  The Chief Financial Officer and Senior Vice Presidents are eligible to receive 23.75%, 47.5% or 95% of his or her annual salary if the Company achieves 90%, 100% or 120%, respectively, of its budgeted dredging EBITDA.  To the extent that the Company achieves dredging EBITDA between the threshold levels set forth in the Bonus Plan, the bonus for the senior management participants is determined by interpolation.  If the Company does not achieve 90% of its budgeted dredging EBITDA, the senior management participants are not eligible to receive a bonus pursuant to the Senior Management Bonus Program.

Prior to the amendment of the Bonus Plan, Senior Vice Presidents were not eligible to participate in the Senior Management Bonus Program.  The amendment of the Bonus Plan did not modify the terms and conditions of the Senior Management Bonus Program as respects the Company’s Chief Executive Officer, Chief Operating Officer or Chief Financial Officer.

The full text of the amended and restated Bonus Plan is attached as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 9.01 – Financial Statements and Exhibits

(d)                                Exhibits

The following exhibit is furnished herewith:

10.1                          Great Lakes Dredge & Dock Company, LLC Annual Incentive Plan, effective as of January 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date: May 18, 2009	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Great Lakes Dredge & Dock Company, LLC Annual Incentive Plan, effective as of January 1, 2009.